UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

ART’S-WAY MANUFACTURING CO., INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 208-8467
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value	ARTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01	Regulation FD Disclosure.

On August 10, 2026 Art’s-Way Manufacturing Co., Inc. (the “Company”) issued a press release announcing that its Modular Buildings segment recently entered into contracts for major projects, increasing the segment’s backlog to more than $19.0 million. A copy of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press Release of Art’s-Way Manufacturing Co., Inc., dated August 10, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2026

ART’S-WAY MANUFACTURING CO., INC.

/s/ Michael W. Woods
Michael W. Woods
Chief Financial Officer